Annual Shareholder Meeting Results
The annual meeting of shareholders of the Fund was held on May 1, 2020. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Mr. Jerry V. Swank and Ms. Brenda A. Cline as Class II Trustees of the Fund to hold office until the Fund’s 2022 annual meeting, or until their respective successors are elected and duly qualified.

Jerry V. Swank
For: 8,808,724
Withheld: 388,135

Brenda A. Cline
For: 8,680,388
Withheld: 516,471